Exhibit 32.2

                       CERTIFICATION PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of MidSouth
Bancorp, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2004 (the "Report"), I, Karen L.
Hail, Chief Financial Officer of the Company, certify that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Karen L. Hail
________________________
Karen L. Hail
Chief Financial Officer
August 12, 2004